                                                                   Exhibit 99.27

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                               IO LOANS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding           $514,605,032
Principal Balance
Aggregate Original Principal    $514,705,712
Balance
Number of Mortgage Loans        2,017

                                MINIMUM   MAXIMUM    AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $60,000   $750,000     $255,184
Outstanding Principal Balance   $60,000   $750,000     $255,134

                                  MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   -------   --------------------
Original Term (mos)                  180        360            360
Stated Remaining Term (mos) (3)      176        357            356
Loan Age (mos) (3)                     3          5              4
Current Interest Rate              4.990%    10.450%         6.903%
Initial Interest Rate Cap          2.000%     2.000%         2.000%
Periodic Rate Cap                  1.000%     1.000%         1.000%
Gross Margin                       1.500%     6.950%         5.813%
Maximum Mortgage Rate             10.990%    16.450%        12.901%
Minimum Mortgage Rate              4.990%    10.450%         6.901%
Months to Roll (3)                    19         33             23
Original Loan-to-Value             26.09%     95.00%         82.42%
Credit Score (4)                     620        806            665

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2020   06/01/1935

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2004                           0.00%
                                    2005                         100.00%

OCCUPANCY                           LOAN PURPOSE
Primary                 99.11%      Purchase                      52.48%
Second Home              0.89%      Refinance - Rate Term          3.86%
                                    Refinance - Cashout           43.66%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate               6.60%      Single Family Residence       73.13%
ARM                     93.40%      Single Family Attached         0.19%
                                    Condo                          7.65%
                                    2-4 Family                     6.95%
AMORTIZATION TYPE                   PUD                            0.24%
Fully Amortizing         0.00%      Deminimus PUD                 11.84%
Interest-Only          100.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  As of the Cut-Off Date

(4)  Minimum and Weighting only for loans with scores.

RANGE OF MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   29      $ 10,384,224      2.02%      5.34%     684      $358,077    78.08%       92.80%     100.00%
5.501% to 6.000%                184        54,450,034     10.58      5.823      671       295,924    79.14        81.78         100
6.001% to 6.500%                354       101,760,637     19.77      6.309      673       287,459    81.04        52.07         100
6.501% to 7.000%                537       141,027,708     27.41      6.793      666       262,621    81.99        40.43         100
7.001% to 7.500%                437       105,141,513     20.43      7.289      662       240,598    83.19        35.47         100
7.501% to 8.000%                311        69,062,486     13.42      7.761      659       222,066     84.9        22.33         100
8.001% to 8.500%                117        24,280,028      4.72      8.259      653       207,522    86.53        16.25         100
8.501% to 9.000%                 33         5,695,881      1.11      8.749      647       172,602    91.18        13.73         100
9.001% to 9.500%                  8         1,479,395      0.29      9.197      646       184,924    90.48            0         100
9.501% to 10.000%                 4           714,696      0.14      9.726      668       178,674    90.66            0         100
10.001% to 10.500%                3           608,429      0.12     10.349      644       202,810    89.93        67.44         100
                              -----      ------------    ------     ------      ---      --------    -----        -----      ------
TOTAL:                        2,017      $514,605,032    100.00%      6.90%     665      $255,134    82.42%       43.14%     100.00%
                              -----      ------------    ------     ------      ---      --------    -----        -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.903% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   27      $  9,529,724      1.98%      5.35%     683      $352,953    80.00%       92.16%     100.00%
5.501% to 6.000%                169        49,364,910     10.25      5.815      671       292,100    79.79        81.03         100
6.001% to 6.500%                336        95,769,143     19.93      6.311      672       285,027    81.12        51.85         100
6.501% to 7.000%                510       133,453,015     27.77      6.794      666       261,673    82.08        37.65         100
7.001% to 7.500%                413        99,601,713     20.72      7.285      662       241,166    83.17        32.77         100
7.501% to 8.000%                284        63,247,778     13.16      7.763      658       222,703    85.39        18.51         100
8.001% to 8.500%                104        21,496,361      4.47       8.26      653       206,696    87.39        14.62         100
8.501% to 9.000%                 32         5,553,921      1.16      8.746      647       173,560    91.46        14.08         100
9.001% to 9.500%                  7         1,374,895      0.29      9.181      648       196,414    90.13            0         100
9.501% to 10.000%                 3           633,881      0.13      9.711      665       211,294    91.39            0         100
10.001% to 10.500%                3           608,429      0.13     10.349      644       202,810    89.93        67.44         100
                              -----      ------------    ------     ------      ---      --------    -----        -----      ------
TOTAL:                        1,888      $480,633,772    100.00%      6.90%     665      $254,573    82.66%       41.06%     100.00%
                              -----      ------------    ------     ------      ---      --------    -----        -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.901% per annum.

MORTGAGE RATES-FRM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
-FRM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                   2        $   854,500      2.52%     5.32%      701      $427,250    56.63%      100.00%     100.00%
5.501% to 6.000%                15          5,085,124     14.97     5.907       669       339,008    72.86        89.07         100
6.001% to 6.500%                18          5,991,493     17.64     6.278       688       332,861    79.68        55.65         100
6.501% to 7.000%                27          7,574,693      22.3     6.782       663       280,544    80.36        89.44         100
7.001% to 7.500%                24          5,539,800     16.31     7.361       662       230,825    83.65        83.95         100
7.501% to 8.000%                27          5,814,708     17.12     7.738       662       215,360    79.67        63.77         100
8.001% to 8.500%                13          2,783,667      8.19     8.255       653       214,128    79.84        28.83         100
8.501% to 9.000%                 1            141,960      0.42       8.9       644       141,960       80            0         100
9.001% to 9.500%                 1            104,500      0.31       9.4       623       104,500       95            0         100
9.501% to 10.000%                1             80,815      0.24      9.85       691        80,815       85            0         100
                               ---        -----------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                         129        $33,971,260    100.00%     6.93%      668      $263,343    78.95%       72.57%     100.00%
                               ---        -----------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 9.850% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.928% per annum.

REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF REMAINING                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MONTHS TO STATED            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MATURITY                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
169 to 180                        3      $    539,400      0.10%     7.65%      677      $179,800    91.20%       27.44%     100.00%
229 to 240                        3           645,600      0.13     6.812       664       215,200    76.03        24.78         100
349 to 360                    2,011       513,420,032     99.77     6.902       665       255,306    82.42        43.18         100
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        2,017      $514,605,032    100.00%     6.90%      665      $255,134    82.42%       43.14%     100.00%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE LOAN PRINCIPAL  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$50,001 to $100,000              69      $  6,025,527      1.17%     7.41%      662      $ 87,326    80.90%       59.08%     100.00%
$100,001 to $150,000            365        47,050,916      9.14     7.235       665       128,907    82.05         44.7         100
$150,001 to $200,000            399        69,618,117     13.53      7.13       664       174,481    81.82        43.79         100
$200,001 to $250,000            318        71,936,387     13.98     6.994       660       226,215    81.86        43.89         100
$250,001 to $300,000            230        62,961,972     12.24     6.924       663       273,748    82.15        39.89         100
$300,001 to $350,000            204        66,408,474      12.9      6.79       667       325,532    82.04        39.22         100
$350,001 to $400,000            173        64,642,477     12.56     6.789       671       373,656    83.33        38.45         100
$400,001 to $450,000            108        45,610,726      8.86     6.795       670       422,322    83.15        39.99         100
$450,001 to $500,000             69        32,905,745      6.39     6.707       668       476,895     83.6        40.85         100
$500,001 to $550,000             32        16,750,784      3.26     6.656       660       523,462    83.42        56.08         100
$550,001 to $600,000             27        15,606,045      3.03     6.462       654       578,002    83.75        59.27         100
$600,001 to $650,000             15         9,352,599      1.82     6.545       663       623,507    83.21        73.59         100
$650,001 to $700,000              3         2,042,750       0.4      6.72       667       680,917    84.97        32.8          100
$700,001 to $750,000              5         3,692,513      0.72     6.505       700       738,503     74.2        39.98         100
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        2,017      $514,605,032    100.00%     6.90%      665      $255,134    82.42%       43.14%     100.00%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $60,000 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $255,134.

PRODUCT TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
15 to 19 Year Fixed
   Loans                          1      $    125,400      0.02%     7.35%      788      $125,400    95.00%        0.00%     100.00%
20 to 24 Year Fixed
   Loans                          1           165,600      0.03      6.99       631       165,600       80            0         100
30 Year Fixed Loans             127        33,680,260      6.54     6.926       667       265,199    78.89         73.2         100
2/28 LIBOR ARM                1,455       373,571,438     72.59     6.908       664       256,750    82.64        39.31         100
3/27 LIBOR ARM                  433       107,062,334      20.8     6.877       670       247,257    82.74        47.18         100
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        2,017      $514,605,032    100.00%     6.90%      665      $255,134    82.42%       43.14%     100.00%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

ADJUSTMENT TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate                      129      $ 33,971,260      6.60%     6.93%      668      $263,343    78.95%       72.57%     100.00%
ARM                           1,888       480,633,772      93.4     6.901       665       254,573    82.66        41.06         100
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        2,017      $514,605,032    100.00%     6.90%      665      $255,134    82.42%       43.14%     100.00%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

AMORTIZATION TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
24 Month Interest-Only        1,452      $372,381,863     72.36%     6.91%      664      $256,461    82.63%       39.28%     100.00%
36 Month Interest-Only          436       108,251,908     21.04     6.875       670       248,284    82.77        47.21         100
60 Month Interest-Only          129        33,971,260       6.6     6.928       668       263,343    78.95        72.57         100
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        2,017      $514,605,032    100.00%     6.90%      665      $255,134    82.42%       43.14%     100.00%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                    AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
STATE DISTRIBUTIONS   NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
OF MORTGAGED           MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
PROPERTIES              LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
-------------------   ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
Alabama                     6     $    794,365      0.15%      7.64%      638       $132,394      87.68%       43.52%       100.00%
Alaska                      1          520,000       0.1        6.2       625        520,000         80          100           100
Arizona                   136       22,182,253      4.31      6.988       671        163,105      83.09        47.82           100
Arkansas                    1          115,200      0.02        6.7       653        115,200         80          100           100
California                735      244,689,731     47.55      6.679       665        332,911      81.77        39.61           100
Colorado                   65       11,596,846      2.25      6.885       663        178,413      82.69        37.92           100
Connecticut                10        2,182,020      0.42      6.981       651        218,202      82.36        57.13           100
Delaware                    4          664,874      0.13      6.435       674        166,218      83.79          100           100
Florida                   276       57,010,349     11.08      7.079       667        206,559      83.75        51.59           100
Georgia                    29        5,210,900      1.01      7.283       653        179,686      82.36        33.33           100
Hawaii                     15        5,836,372      1.13      6.712       671        389,091      76.82        80.88           100
Idaho                       1          214,000      0.04        6.6       707        214,000      89.17            0           100
Illinois                  102       21,455,335      4.17      7.414       663        210,346      84.17        35.05           100
Indiana                     6          776,930      0.15      7.143       694        129,488      82.76        43.35           100
Iowa                        2          195,787      0.04      7.122       644         97,893      87.87        57.46           100
Kansas                      2          159,500      0.03      7.917       627         79,750      74.67          100           100
Kentucky                    1          217,449      0.04        6.1       638        217,449         80          100           100
Louisiana                  11        1,243,285      0.24       7.84       645        113,026      83.71         41.6           100
Maine                       2          391,400      0.08      7.488       643        195,700      80.03        74.04           100
Maryland                   66       15,162,293      2.95      7.165       658        229,732      83.42        47.69           100
Massachusetts              26        8,708,045      1.69      7.119       678        334,925      82.29         28.9           100
Michigan                   52        8,957,846      1.74      7.304       660        172,266      84.83        43.99           100
Minnesota                  72       13,847,554      2.69      7.031       667        192,327      83.84        41.81           100
Missouri                   10        2,093,075      0.41      7.149       644        209,307      84.15        67.88           100
Nebraska                    2          262,296      0.05      7.697       673        131,148       90.1        67.37           100
Nevada                     83       17,876,903      3.47      7.108       661        215,384      82.23        35.46           100
New Hampshire               4        1,028,794       0.2      7.279       649        257,198      84.31        79.39           100
New Jersey                 49       13,098,524      2.55       7.41       659        267,317      84.26        58.93           100
New Mexico                  3          487,150      0.09      7.055       650        162,383      83.42        36.13           100
New York                   82       28,825,602       5.6      6.903       672        351,532       82.4         46.4           100
North Carolina             17        2,651,654      0.52      7.137       657        155,980      85.42        54.65           100
North Dakota                1           95,282      0.02        8.1       710         95,282         80            0           100
Ohio                        1          127,455      0.02       6.99       621        127,455         85          100           100
Oklahoma                    3          351,122      0.07       6.83       624        117,041         80        23.24           100
Oregon                     10        2,027,684      0.39      7.243       656        202,768      79.76        71.06           100
Pennsylvania               10        2,018,334      0.39      6.596       668        201,833      70.99        58.66           100
Rhode Island               16        3,333,700      0.65      6.892       651        208,356      80.62        65.98           100
South Carolina              5          637,767      0.12      7.329       629        127,553      84.02        86.21           100
Tennessee                   7        1,088,672      0.21      7.941       651        155,525      87.82         6.64           100
Texas                      25        4,585,283      0.89      7.387       685        183,411      81.38        17.06           100
Utah                       33        5,381,238      1.05      7.225       667        163,068      82.68        32.88           100
Vermont                     2          403,000      0.08      7.672       686        201,500      76.85            0           100
Washington                 25        4,891,738      0.95      6.919       667        195,670      81.89        55.62           100
Wisconsin                   8        1,207,424      0.23      7.145       685        150,928      82.99         25.8           100
                        -----     ------------    ------      -----       ---       --------      -----        -----        ------
TOTAL:                  2,017     $514,605,032    100.00%      6.90%      665       $255,134      82.42%       43.14%       100.00%
                        -----     ------------    ------      -----       ---       --------      -----        -----        ------

(1) No more than approximately 0.41% of the Mortgage Loans will be secured by mortgage properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                  AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
RANGE OF ORIGINAL   NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
LOAN-TO-VALUE        MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
RATIOS                LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
-----------------   ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
50.00% or less           23     $  5,193,889      1.01%      6.53%      670       $225,821      42.49%       62.20%       100.00%
50.01% to 55.00%         10        1,973,916      0.38      6.908       666        197,392      52.67        75.64           100
55.01% to 60.00%         11        2,985,618      0.58      6.574       649        271,420      58.65        68.11           100
60.01% to 65.00%         27        6,414,054      1.25      6.505       659        237,558      63.15        50.72           100
65.01% to 70.00%         40       10,428,779      2.03      6.609       649        260,719      68.18        58.29           100
70.01% to 75.00%         67       18,511,765       3.6      6.543       659        276,295      73.62        55.26           100
75.01% to 80.00%      1,115      272,414,672     52.94      6.801       672        244,318      79.86        33.14           100
80.01% to 85.00%        159       46,871,478      9.11      6.761       657        294,789      84.08         61.2           100
85.01% to 90.00%        319       87,173,980     16.94      7.123       657        273,273      89.49        57.67           100
90.01% to 95.00%        246       62,636,880     12.17      7.389       661        254,621      94.79        42.23           100
                      -----     ------------    ------      -----       ---       --------      -----        -----        ------
TOTAL:                2,017     $514,605,032    100.00%      6.90%      665       $255,134      82.42%       43.14%       100.00%
                      -----     ------------    ------      -----       ---       --------      -----        -----        ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 26.09% to 95.00%.

MORTGAGE INSURANCE COMPANY

                                   AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
MORTGAGE             NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
INSURANCE             MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
COMPANY                LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
---------            ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
No Mortgage
   Insurance           1,478     $366,205,381     71.16%      6.87%      668       $247,771     79.75%        34.64%       100.00%
Mortgage Guaranty
   Insurance Corp.       539      148,399,651     28.84      6.983       658        275,324        89         64.14           100
                       -----     ------------    ------      -----       ---       --------     -----         -----        ------
TOTAL:                 2,017     $514,605,032    100.00%      6.90%      665       $255,134     82.42%        43.14%       100.00%
                       -----     ------------    ------      -----       ---       --------     -----         -----        ------

LOAN PURPOSE

                                  AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF     PRINCIPAL        OF     WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
LOAN PURPOSE          LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
------------        ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
Purchase             1,087      $270,054,914     52.48%     6.93%       674       $248,441     81.90%        28.70%      100.00%
Refinance -
   Cashout             834       224,693,390     43.66     6.887        655        269,417     83.14         60.08          100
Refinance -
   Rate Term            96        19,856,728      3.86       6.7        661        206,841     81.35         47.94          100
                     -----      ------------    ------     -----        ---       --------     -----         -----       ------
TOTAL:               2,017      $514,605,032    100.00%     6.90%       665       $255,134     82.42%        43.14%      100.00%
                     -----      ------------    ------     -----        ---       --------     -----         -----       ------

PROPERTY TYPE

                                  AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                    NUMBER OF     PRINCIPAL        OF     WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                     MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
PROPERTY TYPE         LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
-------------       ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
Single Family
   Residence          1,461     $376,305,674     73.13%     6.86%       664       $257,567      82.34%       44.38%      100.00%
Single Family
   Attached               5          962,674      0.19     7.292        638        192,535      82.51        54.81          100
Condo                   186       39,385,623      7.65      7.17        671        211,751      83.55        41.08          100
2-4 Family              107       35,781,024      6.95     7.022        678        334,402      81.67        33.21          100
Planned Unit
   Development          258       62,170,038     12.08     6.914        666        240,969      82.62        42.52          100
                      -----     ------------    ------     -----        ---       --------      -----        -----       ------
TOTAL:                2,017     $514,605,032    100.00%     6.90%       665       $255,134      82.42%       43.14%      100.00%
                      -----     ------------    ------     -----        ---       --------      -----        -----       ------

DOCUMENTATION

                              AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                 MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL         FULL       PERCENT
DOCUMENTATION     LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION     IO
-------------   ---------   ------------   --------   --------   --------   -----------   --------    -------------   -------
Stated              979     $250,512,289     48.68%     7.19%       671       $255,886      82.09%         0.00%      100.00%
Full                875      222,021,347     43.14     6.601        660        253,739      82.47           100          100
Limited             163       42,071,396      8.18     6.789        659        258,107      84.13             0          100
                  -----     ------------    ------     -----        ---       --------      -----         -----       ------
TOTAL:            2,017     $514,605,032    100.00%     6.90%       665       $255,134      82.42%        43.14%      100.00%
                  -----     ------------    ------     -----        ---       --------      -----         -----       ------

OCCUPANCY

                            AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
              NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
               MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
OCCUPANCY       LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
---------     ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
Primary         1,994     $510,031,071     99.11%     6.90%       665       $255,783      82.39%       43.26%      100.00%
Second Home        23        4,573,961      0.89     7.289        693        198,868       86.1        30.04          100
                -----     ------------    ------     -----        ---       --------      -----        -----       ------
TOTAL:          2,017     $514,605,032    100.00%     6.90%       665       $255,134      82.42%       43.14%      100.00%
                -----     ------------    ------     -----        ---       --------      -----        -----       ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                         AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
MORTGAGE   NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
LOAN AGE    MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
SUMMARY      LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
--------   ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
3               43     $  9,661,852      1.88%      7.22%      742       $224,694      83.96%       24.24%      100.00%
4            1,969      503,163,680     97.78      6.896       664        255,543      82.38        43.62          100
5                5        1,779,500      0.35      7.208       663        355,900      83.99        11.91          100
             -----     ------------    ------      -----       ---       --------      -----        -----       ------
TOTAL:       2,017     $514,605,032    100.00%      6.90%      665       $255,134      82.42%       43.14%      100.00%
             -----     ------------    ------      -----       ---       --------      -----        -----       ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
ORIGINAL       NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
PREPAYMENT      MORTGAGE      BALANCE     MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL       PERCENT
PENALTY TERM     LOANS      OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION     IO
------------   ---------   ------------   --------   --------   --------   -----------   --------   -------------   -------
None               460     $115,889,527     22.52%      7.23%      666       $251,934     83.03%       43.07%       100.00%
12 Months           98       26,094,824      5.07       7.13       671        266,274     81.47        39.66           100
24 Months          718      179,828,071     34.94      6.861       667        250,457     82.14        31.57           100
36 Months          741      192,792,610     37.46      6.715       663        260,179     82.44        54.46           100
                 -----     ------------    ------      -----       ---       --------     -----        -----        ------
TOTAL:           2,017     $514,605,032    100.00%      6.90%      665       $255,134     82.42%       43.14%       100.00%
                 -----     ------------    ------      -----       ---       --------     -----        -----        ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF          NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION    IO
-------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
601 to 625           205       $ 52,023,973     10.11%      7.02%     622      $253,775    82.82%       44.87%     100.00%
626 to 650           703        177,232,865     34.44      7.001      638       252,109    82.66        49.47         100
651 to 675           480        119,706,441     23.26       6.96      661       249,388    82.22        44.71         100
676 to 700           284         75,500,044     14.67      6.743      687       265,845    82.79         37.4         100
701 to 725           170         43,003,957      8.36      6.718      711       252,964    82.42        32.68         100
726 to 750           106         29,452,891      5.72      6.679      738       277,857    81.29         32.6         100
751 to 775            47         12,439,789      2.42      6.791      762       264,676    80.82         32.1         100
776 to 800            17          3,777,185      0.73      6.388      784       222,187     80.9         42.1         100
801 to 825             5          1,467,887      0.29       6.79      803       293,577    75.74            0         100
                   -----       ------------    ------      -----      ---      --------    -----        -----      ------
TOTAL:             2,017       $514,605,032    100.00%      6.90%     665      $255,134    82.42%       43.14%     100.00%
                   -----       ------------    ------      -----      ---      --------    -----        -----      ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 665.

CREDIT GRADE

                                 AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                 NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
CREDIT GRADE   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                  1,586       $404,599,922     78.62%     6.84%      670      $255,107    82.88%       34.55%     100.00%
2                     52         14,337,104      2.79     6.914       646       275,714    82.75        45.88         100
2A                    16          3,350,630      0.65     7.831       635       209,414    77.31        93.07         100
3                     40         11,973,346      2.33       6.8       644       299,334    81.95        70.85         100
3A                     7          1,581,069      0.31     7.911       654       225,867    69.43         29.3         100
4A                   103         24,073,211      4.68     7.482       629       233,720    82.59        85.62         100
5A                   135         35,614,707      6.92     7.129       648       263,813    82.07        79.45         100
6                      1            224,000      0.04      6.25       623       224,000     78.6          100         100
6A                    47         10,259,304      1.99     7.124       667       218,283    76.26        78.87         100
7A                    20          5,361,817      1.04      6.74       691       268,091    73.55        79.86         100
8A                    10          3,229,920      0.63     6.195       747       322,992    73.68        64.45         100
                   -----       ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:             2,017       $514,605,032    100.00%     6.90%      665      $255,134    82.42%       43.14%     100.00%
                   -----       ------------    ------     -----       ---      --------    -----        -----      ------

GROSS MARGINS

                                    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF            NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
GROSS MARGINS     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION    IO
----------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1.001% to 1.500%          1       $    124,699     0.03%      6.50%      676      $124,699    59.90%      100.00%     100.00%
2.501% to 3.000%          1            211,454     0.04       6.75       758       211,454       90          100         100
3.501% to 4.000%        113         27,143,546     5.65      7.262       670       240,208    83.46        30.75         100
4.001% to 4.500%         13          2,607,040     0.54      8.009       641       200,542    84.69        45.86         100
4.501% to 5.000%         15          3,846,474      0.8      6.511       717       256,432    76.07         67.5         100
5.001% to 5.500%        145         38,206,440     7.95      7.032       651       263,493       81        78.88         100
5.501% to 6.000%      1,598        408,163,169     84.9      6.861       666       255,421    82.82        37.87         100
6.501% to 7.000%          2            330,949     0.07      7.052       638       165,475    74.77         60.7         100
                      -----       ------------   ------      -----       ---      --------    -----       ------      ------
TOTAL:                1,888       $480,633,772   100.00%      6.90%      665      $254,573    82.66%       41.06%     100.00%
                      -----       ------------   ------      -----       ---      --------    -----       ------      ------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.500% per annum to 6.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.813% per annum.

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM      NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL       PERCENT
MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION    IO
------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
11.500% or less            27       $  9,529,724      1.98%      5.35%     683     $352,953      80.00%      92.16%     100.00%
11.501% to 12.000%        169         49,364,910     10.27      5.815      671      292,100      79.79       81.03         100
12.001% to 12.500%        336         95,769,143     19.93      6.311      672      285,027      81.12       51.85         100
12.501% to 13.000%        510        133,453,015     27.77      6.794      666      261,673      82.08       37.65         100
13.001% to 13.500%        413         99,601,713     20.72      7.285      662      241,166      83.17       32.77         100
13.501% to 14.000%        284         63,247,778     13.16      7.763      658      222,703      85.39       18.51         100
14.001% to 14.500%        104         21,496,361      4.47       8.26      653      206,696      87.39       14.62         100
14.501% to 15.000%         32          5,553,921      1.16      8.746      647      173,560      91.46       14.08         100
15.001% to 15.500%          7          1,374,895      0.29      9.181      648      196,414      90.13           0         100
15.501% to 16.000%          3            633,881      0.13      9.711      665      211,294      91.39           0         100
16.001% to 16.500%          3            608,429      0.13     10.349      644      202,810      89.93       67.44         100
                        -----       ------------    ------     ------      ---     --------      -----       -----      ------
TOTAL:                  1,888       $480,633,772    100.00%      6.90%     665     $254,573      82.66%      41.06%     100.00%
                        -----       ------------    ------     ------      ---     --------      -----       -----      ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 16.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.901% per annum.

NEXT RATE ADJUSTMENT DATE

                                        AGGREGATE    PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                           NUMBER OF    PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE    MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------------  ---------  ------------  --------  --------  --------  -----------  --------  -------------  -------
April 2007                       3    $  1,198,500     0.25%    6.88%      669      $399,500    83.70%        0.00%     100.00%
May 2007                     1,419     364,608,026    75.86      6.9       662       256,947    82.61        39.98         100
June 2007                       33       7,764,912     1.62    7.306       746       235,300    84.16        14.13         100
April 2008                       2         581,000     0.12     7.88       650       290,500    84.59        36.49         100
May 2008                       422     104,872,394    21.82    6.871       669       248,513    82.74        47.05         100
June 2008                        9       1,608,940     0.33    6.864       741       178,771    81.93        59.49         100
                             -----    ------------   ------    -----       ---      --------    -----        -----      ------
TOTAL:                       1,888    $480,633,772   100.00%    6.90%      665      $254,573    82.66%       41.06%     100.00%
                             -----    ------------   ------    -----       ---      --------    -----        -----      ------